EXHIBIT 99.1

ME2C Environmental Commences Trading on TSX Venture Exchange

TSX Venture Exchange to Provide Growth to Existing Shareholder Base and International Expansion in Support of Corporate Growth Initiatives

Corsicana, TX, July 10, 2023 -- Midwest Energy Emissions Corp. (OTCQB: MEEC) (“ME2C Environmental” or the “Company”), a leading environmental technologies firm, announced today that it has received final approval from the TSX Venture Exchange (the “TSX-V”) to list its shares of common stock on the TSX-V. The shares will begin trading on the TSX-V on July 10, 2023, under the ticker symbol “MEEC”.

ME2C Environmental will be listed as a “Tier 1 Industrial, Technology Issuer”. Tier 1 is the TSX-V’s premier tier and is reserved for the TSX-V’s most advanced companies with the most significant financial resources. The Company’s common stock will continue to trade on the OTCQB Venture Market operated by OTC Markets Group Inc. in the United States.

“Expansion into the Canadian market is occurring at the ideal time in our company’s growth,” stated Richard MacPherson, Chief Executive Officer of ME2C Environmental. “Trading on the TSX Venture Exchange is an exciting milestone for our company and our shareholders as this large North American market will allow for increased momentum of strategic corporate growth initiatives that are currently underway.

Continued MacPherson, “ME2C’s existing presence in the Canadian market will be more fully rooted from the recent appointments of our New Brunswick-based CFO Greg Powell and new Director, Troy Grant, based in Nova Scotia. Gaining new shareholders both in Canada and in other international markets will provide ME2C with a stronger market position as we introduce our environmental technologies beyond North America.”

About ME2C® Environmental

ME2C Environmental is a leading environmental technologies company developing and delivering patented and proprietary solutions to the global power industry. ME2C’s leading-edge mercury emissions technologies and services have been shown to achieve emissions removal at a significantly lower cost and with less operational impact than currently used methods, while maintaining and/or increasing power plant output and preserving the marketability of byproducts for beneficial use. ME2C Environmental is a trade name of Midwest Energy Emissions Corp. For more information, please visit http://www.me2cenvironmental.com/.

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Safe Harbor Statement

With the exception of historical information contained in this press release, content herein may contain “forward-looking statements” that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements are generally identified by using words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. Matters that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability to satisfy continued listing requirements on the TSX-V; the loss of major customers; dependence on availability and retention of key suppliers; changes, or lack of changes, in environmental regulations; risks related to advancements in technologies; lack of diversification in the Company’s business; risks related to intellectual property, including the ability to protect intellectual property and the success of the ongoing patent litigation; competition risks; changes in demand for coal as a fuel source for electricity production; ability to retain key personnel; business interruptions as a result of COVID-19; absence of a liquid public market for our common stock; share price volatility; and, the potential that dividends may never be declared. In addition, this release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. ME2C Environmental does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Further information concerning issues that could materially affect financial performance or other forward-looking statements contained in this release can be found in ME2C Environmental’s periodic filings with the Securities and Exchange Commission or Canadian securities regulators.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

ME2C Environmental Contact:

Stacey Hyatt

Corporate Communications

ME2C Environmental

Main: 614-505-6115 x-1001

Direct: 404-226-4217

shyatt@me2cenvironmental.com

Investor Relations Contact:

Jessica Butt

IR Representative

Adelaide Capital

Direct: 416-844-6202

jessica@adcap.ca

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